                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                January 10, 2001


                      WEST COAST ENTERTAINMENT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


            0-28072                                  04-3278751
    (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)


            9998 Global Road, Philadelphia, PA          19115
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                                 (215) 856-2560
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                              ---------------------

ITEM 5.  OTHER EVENTS

         On January 10, 2001, the Registrant issued a press release, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press Release dated January 9 and issued January 10, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           West Coast Entertainment Corporation


                           By: /s/ Alan M. Jacobs
                              ------------------------------------------
                              Alan M. Jacobs, Co-Chief Executive Officer



Date:    January 10, 2001